                            NATIONS GOVERNMENT INCOME
                              TERM TRUST 2004, INC.

                                      SEMI
                                     ANNUAL
                                     REPORT


                       For the Period Ended June 30, 1998




                                                                         NATIONS
                                                                      GOVERNMENT
                                                                     INCOME TERM
                                                                      TRUST 2004

               NOT                            MAY LOSE VALUE
               FDIC-
               INSURED                        NO BANK GUARANTEE

--------------------------------------------------------------------------------
SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT ISSUED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AFFILIATES PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.
--------------------------------------------------------------------------------

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

DEAR SHAREHOLDER:

We welcome the opportunity to provide you with the semi-annual report for Nations Government Income Term Trust 2004, Inc. (the "Company") for the 6-month period ending June 30, 1998, and to share our outlook for the near term.

INVESTMENT OBJECTIVES

The Company is a closed-end investment company, and its shares are traded on the New York Stock Exchange under the symbol "NGI." The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) on or about February 28, 2004.

PORTFOLIO PERFORMANCE*

For the six-month period ending June 30, 1998, the Company distributed net investment income of $0.296 per share. The June dividend was $0.0494 per share. This dividend equates to an annualized yield of 5.93%, based on the initial offering price of $10.00 per share. In addition, the dividend rate of $0.0494 per month translates into a current annualized yield of 6.73%, based on the closing market price of $8.8125 per share on June 30, 1998. The net asset value of the Company's shares on June 30, 1998 was $9.88 per share. The Company's total return for the six-month period was 5.08%, based on net asset value at the end of the period.

MARKET ENVIRONMENT

Economic turbulence in Southeast Asia continued to dominate market perceptions and activity during the last six months. Domestic economic strength held through the first quarter, but has waned more recently. Current projections put the second quarter's Gross Domestic Product at around 2%, compared to 5.4% for the first quarter. This slowdown is attributable to the decline in foreign trade, and excess inventory accumulated during the first quarter. The combination of persistent tightness in the U.S. labor market and continued benign inflation news led the Federal Reserve Board ("Fed") to hold lending rates steady, a range bound Treasury market, and flattening pressure on the yield curve. The yield on the 5-year U.S. Treasury Note traded between 5.2% and 5.8% during the six-month period, finishing the period at 5.5%. Mortgaged-backed securities gave up a little ground during the second quarter, but outperformed Treasuries for the six months as a whole. Investor demand for these securities continues to provide a price floor for mortgage-backed securities even as prepayment concerns linger. Transient mortgage market weakness continues to attract buying, and this behavior is reinforced by the range bound character of the overall bond market and investor desire for income.

MARKET OUTLOOK

The market is currently testing the upper end of the trading range established in 1993, when the 10-year U.S. Treasury traded as low as 5.2%. A great deal of good news is priced into the bond market at these levels, and, since the Fed appears to be on hold for the foreseeable future, we believe the range will hold. With benign inflation and low volatility, mortgage-backed securities should continue as the bond market sector of choice, and we expect spreads between mortgages and Treasuries to narrow from current levels. Turbulence abroad and the dollar's role as global safe-haven will continue to prompt inflows to U.S. financial markets, and we look for continued global support for the fixed income market during the year ahead.

We thank you for your continued support.

Sincerely,

/s/ Robert Gordon
---------------------------
Robert Gordon
President
June 30, 1998


--------------

*     THE PAST PERFORMANCE INFORMATION QUOTED IS NOT AN INDICATION OF FUTURE
      RESULTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)                                JUNE 30, 1998
--------------------------------------------------------------------------------

    PRINCIPAL
      AMOUNT                                                                                          VALUE
--------------------------------------------------------------------------------------------------------------
                 MORTGAGE-BACKED SECURITIES - 79.3%
                 FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 33.2%
                 REMIC:
$    2,684,430    Series 1489 VB, CMO, Inverse Floater, 6.802% 10/15/07** ..............         $   2,651,774
     4,500,000    Series 1544 SA, CMO, TAC, Inverse Floater, 7.313% 07/15/08** .........             4,544,066
     1,861,171    Series 1550 SD, CMO, TAC, Inverse Floater, 5.679% 07/15/08** .........             1,797,030
     5,115,354    Series 1693 SC, CMO, TAC, Inverse Floater, 5.725% 03/15/09** .........             4,699,239
    10,000,000    Series 1720 E, CMO, VADM, 7.500% 12/15/09 ............................            10,300,163
     3,969,974    Series 1688 M, CMO, SEQ, 6.000% 08/15/13 .............................             3,873,586
     2,936,000    Series 1437 W, CMO, PAC, Inverse Floater, 8.312% 11/15/19** ..........             2,976,636
     9,400,000    Series 1517 H, CMO, PAC,7.000% 3/15/22 ...............................             9,650,418
       957,311    Series 1644 NB, PAC, Inverse Floater, 5.725% 12/15/23** ..............               950,588
                                                                                                 -------------
                                                                                                    41,443,500
                                                                                                 -------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 38.4%
       495,675    6.500% 06/01/08 ......................................................               499,741
                 REMIC:
     1,645,000    Certificate 93-12 ED, CMO, VADM, 7.500% 02/25/06 .....................             1,701,978
    20,000,000    Certificate 92-193 HD, CMO, PAC, 7.000% 11/25/07 .....................            20,809,138
     2,182,415    Certificate 93-214 SP, CMO, PAC, Inverse Floater, 4.331% 12/25/08** ..             2,134,592
     1,524,953    Certificate 93-231 SA, CMO, Inverse Floater, 5.438% 12/25/08** .......             1,458,181
    10,000,000    Certificate 94-82 B, CMO, TAC, 8.000% 03/25/17 .......................            10,412,969
       998,890    Certificate 91-162 SA, PAC, Inverse Floater, 10.308% 04/25/20** ......             1,010,966
     2,000,000    Certificate 92-150 SU, PAC, Inverse Floater, 7.496% 05/25/21** .......             1,960,920
     4,623,768    Certificate 93-247 SK, CMO, TAC, Inverse Floater, 9.669% 02/25/23** ..             4,984,483
     1,938,387    Certificate 93-179 SG, TAC, Inverse Floater, 5.105% 10/25/23** .......             1,890,597
     1,165,027    Certificate 93-202 VB, PAC, Inverse Floater, 5.223% 11/25/23** .......             1,128,567
                                                                                                 -------------
                                                                                                    47,992,132
                                                                                                 -------------

                WHOLE LOAN COLLATERAL - 7.7%
     5,000,000  General Electric Capital Mortgage Services Inc., CMO, TAC,
                  Series 1994-13, Class A-8, 6.500% 04/25/24 ...........................             4,896,280
     4,730,303  Residential Funding Mortgage, CMO, TAC,
                  Series 1993-S48, Class A-8, 6.500% 12/25/08 ..........................             4,665,784
                                                                                                 -------------
                                                                                                     9,562,064
                                                                                                 -------------
                TOTAL MORTGAGE-BACKED SECURITIES (Cost $97,685,826) ....................            98,997,696
                                                                                                 =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)                                JUNE 30, 1998
--------------------------------------------------------------------------------

    PRINCIPAL
      AMOUNT                                                                                         VALUE
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 11.5%
$    3,340,000    Conroe, Texas, Independent School District,
                    5.500%, 02/01/04*** ...........................................                $   2,609,141
     2,000,000    Kentucky State Turnpike Authority, Development Revenue,
                    5.034% 01/01/04*** ............................................                    1,579,140
     2,080,000    Lower Colorado River Authority, Texas, Series B,
                    5.450% 01/01/04*** ............................................                    1,637,896
     2,500,000    San Antonio, Texas, Electric and Gas Revenue,
                    5.037% 02/01/04*** ............................................                    1,952,950
     3,165,000    Texas State Capital Appreciation,
                    5.160% 04/01/04*** ............................................                    2,454,299
     3,845,000    University of Illinois, Revenue Auxiliary,
                    5.050% 04/01/04*** ............................................                    2,979,913
     1,500,000    Washington State Public Power Supply,
                    5.300% 07/01/04*** ............................................                    1,141,635
                                                                                                   -------------
                  TOTAL MUNICIPAL BONDS (Cost $13,749,766) ........................                   14,354,974
                                                                                                   =============

U.S. TREASURY OBLIGATIONS - 7.8%
                  U.S. TREASURY NOTE - 7.5%
     9,220,000      5.875% Due 02/15/04** .........................................                    9,392,875

                  U.S. TREASURY STRIP - 0.3%
       372,000      6.138% Due 11/15/01*** ........................................                      309,683
                                                                                                   -------------
                  TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,101,966) ...............                    9,702,558
                                                                                                   ==============

SHORT TERM INVESTMENTS - 0.8% (Cost $998,043)
     1,000,000      Federal National Mortgage Association,
                      5.75%, 7/14/98+ .............................................                      998,043
                                                                                                   =============
TOTAL INVESTMENTS (COST $121,535,601*) ............................................     99.4%        124,053,271
OTHER ASSETS AND LIABILITIES (NET) ................................................      0.6             729,668
                                                                                       -----       -------------
NET ASSETS ........................................................................    100.0%      $ 124,782,939
                                                                                       =====       =============

*     Aggregate cost for Federal tax purposes.

**    Current coupon rate at June 30, 1998.

*** Zero Coupon Security. The rate shown is the effective yield at date of purchase.

+     Rate represents annualized yield at date of purchase.

ABBREVIATIONS:

CMO        Collateralized Mortgage Obligation.
PAC        Planned Amortization Class.
REMIC      Real Estate Mortgage Investment Conduit.
SEQ        Sequential Payment Class.
TAC        Targeted Amortization Class.
VADM       Very Accurately Defined Maturity.


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

-----------------------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)                                     JUNE 30, 1998
-----------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $121,535,601) .........................           $ 124,053,271
   Cash ..............................................................                 709,966
   Interest receivable ...............................................                 608,046
   Receivable for investment securities sold .........................               2,005,303
   Unamortized organization cost .....................................                   1,050
                                                                                 -------------
       TOTAL ASSETS ..................................................             127,377,636
                                                                                 -------------


LIABILITIES:
   Payable for investment securities purchased .......................               2,507,209
   Professional fees payable .........................................                  31,480
   Administration fees payable .......................................                   3,333
   Trustees fees and expenses payable ................................                     563
   Transfer agent fees payable .......................................                  34,205
   Custodian fees payable ............................................                   1,412
   Accrued expenses and other payables ...............................                  16,495
                                                                                 -------------
       TOTAL LIABILITIES .............................................               2,594,697
                                                                                 -------------

NET ASSETS ...........................................................           $ 124,782,939
                                                                                 =============

NET ASSETS CONSIST OF:
   Paid-in capital ...................................................           $ 120,594,510
   Undistributed net investment income ...............................               1,754,313
   Accumulated net realized loss on investments ......................                 (83,554)
   Net unrealized appreciation of investments ........................               2,517,670
                                                                                 -------------
       TOTAL NET ASSETS ..............................................           $ 124,782,939
                                                                                 =============

NET ASSET VALUE PER SHARE:
       ($124,782,939 [divided by] 12,628,506 shares of
           common stock outstanding) .................................           $        9.88


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

----------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
INVESTMENT INCOME:
   Interest ..................................................................           $ 4,619,125

EXPENSES:
   Investment advisory fees ..................................................               309,994
   Administration fees .......................................................               154,997
   Custodian fees ............................................................                12,476
   Trustees fees and expenses ................................................                 3,588
   Professional fees .........................................................                27,858
   Transfer agent fees .......................................................                46,332
   Printing fees .............................................................                21,942
   Amortization of organization costs ........................................                 1,050
   Other .....................................................................                34,906
   Fees waived and expenses reimbursed by investment adviser and administrator              (444,991)
                                                                                         -----------
       Total expenses ........................................................               168,152
Fees reduced by credits allowed by the custodian .............................                (8,242)
                                                                                         -----------
       Net expenses ..........................................................               159,910
                                                                                         -----------
NET INVESTMENT INCOME ........................................................             4,459,215
                                                                                         -----------
   Net realized gain on investments ..........................................             1,295,786
   Net unrealized depreciation of investments ................................              (169,239)
                                                                                         -----------
NET GAIN ON INVESTMENTS ......................................................           $ 1,126,547
                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................           $ 5,585,762
                                                                                         ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                            SIX MONTHS
                                                                              ENDED                   YEAR
                                                                             6/30/98                  ENDED
                                                                           (UNAUDITED)               12/31/97
                                                                          -------------            -------------
Net investment income .........................................           $   4,459,215            $   9,694,699
Net realized gain on investments ..............................               1,295,786                  377,777
Net unrealized appreciation/(depreciation) of investments .....                (169,239)               3,380,255
                                                                          -------------            -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........               5,585,762               13,452,731
Distributions to shareholders from net investment income ......              (3,776,809)              (8,055,132)
Decrease in net assets from Fund share transactions ...........              (1,429,462)              (6,567,368)
                                                                          -------------            -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......................                 379,491               (1,169,769)
NET ASSETS:
   Beginning of period ........................................             124,403,448              125,573,217
                                                                          -------------            -------------
   End of period (including undistributed net investment income
     of $1,754,313 and $1,071,907, respectively) ..............           $ 124,782,939            $ 124,403,448
                                                                          =============            =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                    SIX MONTHS
                                                       ENDED           YEAR           YEAR            YEAR             YEAR
                                                      6/30/98          ENDED          ENDED           ENDED            ENDED
                                                    (UNAUDITED)      12/31/97++     12/31/96++       12/31/95        12/31/94*
                                                    ---------        ---------       ---------       ---------       ---------
OPERATING PERFORMANCE:
Net Asset Value, beginning of year ............     $    9.73        $    9.27       $    8.86       $    7.62       $    9.45#
                                                    ---------        ---------       ---------       ---------       ---------


Income from investment operations:
Net investment income .........................          0.60             0.74            0.72            0.66            0.57
Net realized and unrealized gain/(loss)
   on investments .............................          0.08             0.29           (0.33)           1.23           (1.85)
                                                    ---------        ---------       ---------       ---------       ---------

Net increase/(decrease) in net assets resulting
   from investment operations .................          0.68             1.03            0.39            1.89           (1.28)
Distributions from shareholders:
Distributions from net investment income ......         (0.54)           (0.61)          (0.65)          (0.64)          (0.55)
Distributions in excess
   of net investment income ...................            --               --              --           (0.01)             --
                                                    ---------        ---------       ---------       ---------       ---------
Total Distributions ...........................         (0.54)           (0.61)          (0.65)          (0.65)          (0.55)
Increase from repurchase of common shares .....          0.01             0.04            0.04              --              --
Increase due to capital contribution ..........            --               --            0.63              --              --
                                                    ---------        ---------       ---------       ---------       ---------
Net Asset Value, end of period ................     $    9.88        $    9.73       $    9.27       $    8.86       $    7.62
                                                    =========        =========       =========       =========       =========
Market value, end of period ...................     $   8.813        $   8.813       $   8.000       $   8.000       $   6.875
                                                    =========        =========       =========       =========       =========
Total Return at market value ..................          3.38%           18.24%           8.27%          26.29%         (22.12)%
                                                    =========        =========       =========       =========       =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000s) ..............     $ 124,783        $ 124,403       $ 125,573       $ 124,388       $ 106,940
Ratio of operating expenses to average
   net assets .................................          0.26%+           0.27%           0.29%           0.56%           0.95%+
Ratio of operating expenses to average
   net assets without fees reduced by
   credits allowed by the custodian ...........          0.27%+           0.28%           0.30%           0.57%             --
Ratio of net investment income to average
   net assets .................................          7.20%+           7.86%           8.01%           7.97%           8.27%+
Portfolio turnover rate .......................            20%              11%              4%             88%            259%
Ratio of operating expenses to average
   net assets without waivers, expenses
   reimbursed and/or fees reduced
   by credits allowed by the custodian ........          0.99%+           0.99%           1.01%           1.09%            N/A

* Nations Government Income Term Trust 2004, Inc. commenced operations on February 28, 1994.

+     Annualized.

++ Per share net investment income has been calculated using the monthly average shares method.

#     Initial offering price net of sales commissions of $0.55 per share.


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         JUNE 30, 1998
--------------------------------------------------------------------------------

      Nations Government Income Term Trust 2004, Inc. (the "Company") was incorporated under the laws of the State of Maryland on November 3, 1993, and is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on February 28, 1994.

1. SIGNIFICANT ACCOUNTING POLICIES

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

      SECURITIES VALUATION -- The Company's securities are valued using prices provided by a pricing service, which may be based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair market value by the investment adviser under the supervision of the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed based on the specific identification of the securities sold. Interest income, adjusted for amortization of discounts and premiums on investments using the effective yield method, is earned from settlement date and is recorded on the accrual basis.

      Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Company instructs its custodian to establish a segregated account in which it will maintain cash or U.S. government securities or other high grade debt securities at least equal in value to its commitments for such securities.

      INVERSE FLOATING RATE OBLIGATIONS -- Inverse floating rate obligations ("inverse floaters") are tranches of a REMIC or CMO with an interest rate that moves inversely to a specified index. The interest rate, which is adjusted periodically, is based on a formula incorporating a specific index times a multiplier, plus or minus a spread over the index. The value and related unrealized and realized gain or loss (due to changes in interest rates) on an inverse floater can be much more volatile than other debt securities because of the inverse floater's multiple to the index.

      DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS -- It is the policy of the Company to declare and pay monthly distributions from net investment income to shareholders. The Company intends to elect to retain net long-term gains (and pay corporate income tax thereon) and to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero coupon securities of municipal issuers or other municipal securities in which it invests. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         JUNE 30, 1998
--------------------------------------------------------------------------------

      FEDERAL INCOME TAXES -- It is the policy of the Company to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. To the extent that the Company does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

      The Company has entered into an investment advisory agreement (the "Advisory Agreement") with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"). Under the terms of the Advisory Agreement, the Company pays NBAI a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the six months ended June 30, 1998, NBAI voluntarily waived all of its fees.

      The Company and NBAI have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank. Under the terms of the Sub-Advisory Agreement, TradeStreet is entitled to receive from NBAI a monthly fee equal to an annual rate of 0.15% of the Company's average weekly net assets. For the six months ended June 30, 1998, TradeStreet voluntarily waived all of its fees.

      Effective January 1, 1998, NBAI became the Company's administrator. Prior to that date, NationsBank served as the administrator. Pursuant to the administration agreement (the "Administration Agreement"), NBAI (and prior to January 1998, NationsBank) supervises the overall day-to-day operations and provides certain administrative services. NBAI also maintains certain of the Company's book and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by NBAI, the Company pays NBAI a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the six months ended June 30, 1998, NBAI voluntarily waived administration fees of $134,997.

      NBAI has entered into a sub-administration agreement dated January 1, 1998, with First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation. First Data provides certain administrative services in support of the operations of the Company. The fees of First Data are paid out of the fees paid to NBAI by the Company for administrative services. Prior to January 1, 1998, the fees of First Data were part of the fees paid to NationsBank for administrative services. First Data also serves as the transfer agent and dividend disbursing agent for the company.

      Boston Safe & Trust Company ("Boston Safe"), a subsidiary of Mellon Trust, serves as the custodian of the Company's assets. The Company accrues a credit on daily cash balances held at Boston Safe. The earnings credit is applied to the monthly custody fee. For the six months ended June 30, 1998, the earnings credit was $8,242.

      No officer, director or employee of NationsBank, NBAI, TradeStreet or First Data, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company. The Company pays each unaffiliated Director an annual fee of $1,000, plus an additional $500 for each board meeting attended, plus reimbursement of expenses incurred in attending such meetings.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         JUNE 30, 1998
--------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

      For the six months ended June 30, 1998, the cost of purchases and proceeds from sales of long-term U.S. government securities aggregated $23,873,889 and $25,597,197, respectively.

      At June 30, 1998, gross unrealized appreciation and depreciation for tax purposes was $3,657,626 and $1,139,956 respectively.

4. COMMON STOCK

      At June 30, 1998, 1,000,000,000 shares of common stock, $.001 par value, were authorized.

      The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in the open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the periods ended June 30, 1998 and December 31, 1997, the Company repurchased shares of its common stock in the open market at an average discount of approximately 10% and 8%, respectively, of its net asset value. All repurchased shares have been retired by the Company.

Common stock transactions were as follows:

                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                          6/30/98                       12/31/97
                                                          -------                       --------
                                                  SHARES            AMOUNT       SHARES           AMOUNT
                                                  ------            ------       ------           ------
Shares repurchased by the Company               (162,100)        $(1,429,462)   (759,342)      $(6,567,368)
                                                --------         -----------    --------       -----------

Total decrease                                  (162,100)        $(1,429,462)   (759,342)      $(6,567,368)
                                                --------         -----------    --------       -----------

5. ORGANIZATION COSTS

      The Company bears all costs in connection with its organization. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations for the Company.

6. CAPITAL LOSS CARRYFORWARD

      As of December 31, 1997 the Company had available for Federal income tax purposes a capital loss carryforward of $2,976,837, expiring in the year 2002.

7. LINE OF CREDIT

      The Company participates in an uncommitted line of credit provided by The Bank of New York under a Line of Credit Agreement dated February 28, 1997 (the "Agreement"). Advances under the Agreement are taken primarily for temporary purposes, including the repurchase of its outstanding common stock. Under the Agreement, the Company may borrow up to the lesser of $5 million or 25% of its net assets. Interest on borrowings is payable at the Federal Funds Rate plus 0.75% on an annualized basis. The Agreement requires,

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NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         JUNE 30, 1998
--------------------------------------------------------------------------------

among other things, that the Company maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness. During the period ended June 30, 1998, the Company had not borrowed under the Agreement.


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN                                        JUNE 30, 1998
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

      The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

      Shareholders of record will receive their dividends in cash unless they have otherwise instructed First Data (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

      Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by First Data, as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

      Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

      Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

      If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of

NATIONS GOVERNMENT INCOME TERM TRUST 2004, INC.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN                                        JUNE 30, 1998
--------------------------------------------------------------------------------


shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

      If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable. Consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

      If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

      There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

      You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2004, Inc., Dividend Reinvestment Plan, c/o First Data Investor Services Group, Inc., P.O. Box 34602, Charlotte, NC 28234, (800) 982-2271.

                                                                BULK RATE
PO Box 34602                                                  U.S. POSTAGE
Charlotte, NC 28234-4602                                           PAID
Toll Free 1-800-982-2271                                        BOSTON, MA
                                                                 PERMIT NO.
                                                                    105




SA04 6/98